SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C. 20549



                                 FORM 8-K



                             CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 21, 2000.



                       INTERNATIONAL MERCANTILE CORP.
 ..........................................................................
          (Exact name of Registrant as specified in its charter)




Missouri                          0-7693                430970243
 ..........................................................................
(State or other                (Commission             (IRS Employer
 jurisdiction of               File Number)            Identification No.)


1625 Knecht Ave., Baltimore, Maryland                   21277
 ..........................................................................
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 410-242-5000

 ..........................................................................
 (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.


(a)    Resignation of Independent Accounting Firm

       (i) Thomas P. Monahan, C.P.A., the Registrant's certifying accountant, resigned as the Registrant's auditor on February 21, 2000.

       (ii) The certifying accountant's report on the financial statements for the past two years contained no adverse opinion, no disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principals.

       (iii) On February 21, 2000, the Registrant's board of directors accepted the resignation of Thomas P.
             Monahan, C.P.A. as the Registrant's independent certifying accountant.

       (iv) During the preceding two years and subsequent interim periods preceding their resignation, the Registrant had no disagreements with the certifying accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the certifying accountants, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

        (v)  Not applicable.


(b)     Engagement of New Independent Accounting Firm

        On February 22, 2000, the Registrant's board of directors formally engaged Caruso & Caruso C.P.A's, P.A. as its new independent certifying accountants (the "new accounting firm") to audit the Registrant's financial statements. The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-B Items 304(a)(2).

Item 7. Financial Statements and Exhibits.

(c)      Exhibit 16

         Letter from Thomas P. Monahan, C.P.A. re: change in certifying accountant.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL MERCANTILE CORP.





Date: February 22, 2000            By:/s/Frederick S. Richardson
                                      Frederick S. Richardson,
                                      Chairman

                           Exhibit 16



Thomas P. Monahan, C.P.A.
Certified Public Accountants





United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20559



RE: INTERNATIONAL MERCANTILE CORP.



Gentlemen:



         I have acted as the Certifying Accountant for the aforementioned Registrant for the fiscal years ended December 31, 1997 and 1998. I resigned as the Registrant's Certifying Account for the fiscal year ended December 31, 1999, effective February 21, 2000. I have been provided with the required disclosures made by the Registrant to the United States Securities and Exchange Commission. Upon review of the disclosures and statements contained in the Form 8-K, my firm agrees with such disclosures and statements made by the Registrant pursuant to Item 304(a) of Regulation S-B and hereby consents to the inclusion of this letter as an exhibit to Form 8-K.


Sincerely,

/s/Thomas P. Monahan

Thomas P. Monahan, C.P.A.